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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                -----------------

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                                  July 23, 2003
                Date of Report (Date of earliest event reported)


                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                                    04-1933106
  (State of incorporation)              (I.R.S. Employer Identification No.)


              941 Grinnell Street, Fall River, Massachusetts 02721
                    (Address of principal executive offices)


                                 (508) 678-1951
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits
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(c)   Exhibits

99.1  Registrant's Press Release dated July 23, 2003.


Item 9. Regulation FD Disclosure
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On July 23, 2003, Quaker Fabric Corporation issued a press release announcing its second quarter earnings for the period ended July 5, 2003. A copy of the press release is furnished as an exhibit to this Report on Form 8-K (Exhibit 99.1). The information contained in this Report on Form 8-K is being provided under Item 12.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                   QUAKER FABRIC CORPORATION




Date:  July 23, 2003                        By:  /s/   Paul J. Kelly
                                                 ------------------------------
                                                 Paul J. Kelly
                                                 Vice President - Finance
                                                 and Treasurer